CrossingBridge Ultra-Short Duration ETF
Schedule of Investments
December 31, 2025 (Unaudited)

SPECIAL PURPOSE ACQUISITION COMPANIES (SPACS) - 89.8%	Shares	Value
Activate Energy Acquisition Corp. (a)	50,000	$500,000
Apex Treasury Corp. (a)	50,000	502,500
Bitcoin Infrastructure Acquisition Corp. Ltd. (a)	50,000	498,000
Black Hawk Acquisition Corp. - Class A (a)	3,024	34,020
Bluerock Acquisition Corp. (a)	20,000	200,000
BTC Development Corp. - Class A (a)	25,000	250,375
Cantor Equity Partners III, Inc. - Class A (a)	54,839	559,358
Cayson Acquisition Corp. (a)	8,643	92,134
DT Cloud Star Acquisition Corp. (a)	50,000	537,570
Emmis Acquisition Corp. - Class A (a)	75,000	747,750
Eureka Acquisition Corp. (a)	57,921	636,552
Fact II Acquisition Corp. (a)	1,001	10,430
FG Merger II Corp. (a)	26,250	263,550
Flag Ship Acquisition Corp. (a)	79,906	859,789
General Purpose Acquisition Corp. (a)	50,000	500,500
GigCapital8 Corp. (a)	24,996	255,959
Harvard Ave. Acquisition Corp. (a)	50,000	500,500
IB Acquisition Corp. (a)	70,000	735,000
Inflection Point Acquisition Corp. III (a)	400	4,056
Insight Digital Partners II (a)	24,985	252,973
Integrated Wellness Acquisition Corp. - Class A (a)(b)	53,530	690,537
ITHAX Acquisition Corp. III (a)	25,000	249,000
Jackson Acquisition Co. II - Class A (a)	17	177
Keen Vision Acquisition Corp. (a)	46,032	540,876
LaFayette Acquisition Corp. (a)	98,999	991,970
Leapfrog Acquisition Corp. (a)	25,000	250,125
Melar Acquisition Corp. I - Class A (a)	25,000	265,750
Mercer Park Opportunities Corp. (a)	130,900	1,374,450
Meshflow Acquisition Corp. (a)	50,000	500,000
Miluna Acquisition Corp. (a)	50,000	499,500
Quetta Acquisition Corp. (a)	76,750	871,112
SC II Acquisition Corp. (a)	25,000	251,875
Silverbox Corp. IV - Class A (a)	50,000	529,000
Spring Valley Acquisition Corp. III - Class A (a)	25,000	253,750
Twelve Seas Investment Co. III (a)	20,000	199,000
Valuence Merger Corp. I - Class A (a)	57,558	713,719
Viking Acquisition Corp. I (a)	50,000	503,500
Voyager Acquisition Corp. (a)	10,774	114,959
TOTAL SPECIAL PURPOSE ACQUISITION COMPANIES (SPACS) (Cost $16,389,844)		16,740,316

SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS - 10.3%	Shares	Value
First American Government Obligations Fund - Class X, 3.67% (c)	823,294	823,294
First American Treasury Obligations Fund - Class X, 3.68% (c)	1,101,748	1,101,748
TOTAL MONEY MARKET FUNDS (Cost $1,925,042)		1,925,042

TOTAL INVESTMENTS - 100.1% (Cost $18,314,886)		18,665,358
Liabilities in Excess of Other Assets - (0.1)%		(10,392)
TOTAL NET ASSETS - 100.0%		$18,654,966

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $690,537 or 3.7% of net assets as of December 31, 2025.

(c)	The rate shown represents the 7-day annualized yield as of December 31, 2025.

Summary of Fair Value Disclosure as of December 31, 2025 (Unaudited)

CrossingBridge Ultra-Short Duration ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of December 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Special Purpose Acquisition Companies (SPACs)	$13,418,647	$2,631,132	$690,537	$16,740,316
Money Market Funds	1,925,042	–	–	1,925,042
Total Investments	$15,343,689	$2,631,132	$690,537	$18,665,358

Refer to the Schedule of Investments for further disaggregation of investment categories.

The following is a reconciliation of Level 3 assets in the Funds for which significant unobservable inputs were used to determine fair value:

CrossingBridge Ultra-Short Duration ETF	Special Purpose Acquisition Companies
Beginning Balance - October 1, 2025	$756,041
Purchases	-
Sales	(759,789)
Realized gains	13,390
Realized losses	-
Accretion of discount/(amortization of premium)	-
Change in unrealized appreciation/(depreciation)	20,870
Transfer in/(out) of Level 3	660,025
Ending Balance - December 31, 2025	$690,537

The total change in unrealized appreciation (depreciation) attributable to Level 3 investments still held at December 31, 2025, includes the following:
Special Purpose Acquisition Companies
$30,512

To the extent the significant inputs are unobservable, the values generally would be categorized as Level 3 and “fair value” will be applied. Specifically, the matrix below provides a summary of the approach taken:
Type of Security	Examples of Input
Bank Loans, Corporate Bonds, Convertible Bonds, and Warrants	Primarily based on financial analysis employing quantitative and qualitative inputs such as but may not be limited to:
discounted cashflow, sum-of-the parts, competitive comparable valuations, and liquidation analysis

Special Purpose Acquisition Companies (SPACs); SPAC founders shares	Upon separation, value based on public warrant pricing. Prior to separation, valued at $0.

Common Stock (Legended shares)	The firm applies a 25% discount to current market price for common stock with a legend attached to it.

The following table represents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2025:

CrossingBridge Ultra-Short Duration ETF
Descriptions	Fair Value December 31, 2025	Valuation Techniques	Unobservable Input	Range	Weighted Average Unobservable Input (1)	Impact to Valuation from an Increase in Input (2)
Special Purpose Acquisition Companies	$690,537	Market Approach	Estimated Trust Value	$12.90	$12.90	Increase

(1) Weighted average by relative fair value of the investments in that asset class.
(2) Represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input.